UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

CAMPBELL STRATEGIC ALLOCATION FUND, L.P.
(Exact name of registrant as specified in charter)

Delaware	000-22260	52-1823554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Campbell & Company, LP 2850 Quarry Lake Drive Baltimore, Maryland 21209
(Address of principal executive offices, including zip code)

(410) 413-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Registrant’s General Partner has created an Executive Committee responsible for the management of the firm, which includes G. William Andrews, CEO; Michael S. Harris, President; Heidi L. Kaiser, Co-General Counsel and Chief Compliance Officer; and Kevin Cole, Chief Research Officer.  Going forward, Gabriel A. Morris, Managing Director, Operations and Finance, will replace Gregory T. Donovan as the principal financial officer signatory per Sarbanes Oxley requirements. Mr. Donovan remains as Director, Finance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPBELL STRATEGIC ALLOCATION FUND, L.P.

	By:	Campbell & Company, LP,
its Managing Operator

Date: August 7, 2018	By:	/s/ Heidi L. Kaiser
Heidi L. Kaiser
Co-General Counsel and Chief Compliance Officer